LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

TO THE OWNERS OF NYLIAC VARIABLE LIFE POLICIES:

I am pleased to present the unaudited NYLIAC Variable Life (VLI) Semi-Annual Report for the six-month period ended June 30, 1999.

The Semi-Annual Report contains valuable financial information for each of the investment divisions that are available with our NYLIAC VLI policy.

NYLIAC VLI offers you life insurance protection and investment opportunities. As a VLI policyowner, you benefit from the experience and professional management of leading investment advisors who work on your behalf. MacKay-Shields Financial Corporation manages the MainStay VP Cash Management Portfolio and Madison Square Advisors, Inc. manages the MainStay VP Bond and Growth Equity Portfolios.

The following is our view of the current and anticipated economic conditions that may affect the performance of the Investment Divisions.

ECONOMIC ENVIRONMENT MID-YEAR REVIEW

Growth remained quite robust in the first half of 1999, while inflation picked up a bit. This, along with an easing of the Asian crisis, prompted a back-up in bond yields by more than a full percentage point and a quarter point rise in the Federal Reserve's target for the Federal Funds rate.

Real Gross Domestic Product (GDP) grew at an annual rate of 4.3% in the first quarter, as surging consumer spending, housing, capital spending, and government purchases more than made up for a further deterioration in the trade balance. Second quarter growth slowed noticeably to a 2.3% pace. Consumer spending moderated, but buoyed by record low unemployment and a still rising stock market, exceeded income to create a negative savings rate.

Inflation began to pick up a bit as oil and other commodity prices rebounded from severely depressed levels and the dollar stopped rising against the yen. Consumer prices spiked in April, as temporary disinflationary forces reversed, but were unchanged in May and June. The Consumer Price Index (CPI)(1) in June was up 2.0% from a year-ago vs. just 1.6% in December.

Over the rest of the year, the economy is expected to continue slowing to a more sustainable pace, as a temporary spurt in income from record tax refunds subsides and a slowdown in construction spending in response to higher mortgage rates spreads to housing-related consumer durables. The Asian crisis has subsided, and many countries are showing signs of recovery, but economic conditions remain quite weak in Japan, Europe, and Latin America. As a result, the trade balance is expected to remain a net drag on the U.S. economy until next year.

The unemployment rate, which declined from 4.7% to 4.3% last year, was unchanged during the first half of 1999 and should begin to rise again as the economy slows. This should help moderate any further rise in inflation. Strong productivity growth during the first half of 1999, should also help by reducing the amount of slowing required.

The Federal Reserve made the smallest possible monetary policy tightening move in June, raising its target Federal Funds rate by a quarter of a percentage point, while leaving its discount rate unchanged. At the same time, it shifted its bias from tightening to neutral, indicating that it believes it is just as likely to ease as to tighten in the near future. If the economy slows as expected in the second half of the year, the Federal Reserve may not have to do much further tightening over the rest of the year. If so, Treasury bond yields should end the year well below 6.0% after backing up to 6.2% in June.

The stock market continued its spectacular advance in the first half of the year, with the Dow Jones Industrial Average(2) returning 20.5%, following an 18.1% gain in 1998. The S&P 500 Index(3) achieved a total return of 12.4% for the same period, after showing a larger 28.6% gain in 1998. Corporate earnings growth has rebounded from last year's miserable performance in response to strong productivity growth in the U.S. and signs of recovering economic conditions and currencies abroad. This appears to have nullified any negative impact on the stock market from rising bond yields.

Over the rest of the year, the stock market dynamics should be favorable if growth slows as expected and Federal Reserve tightening is mild. On the other hand, historically high valuations provide a good reason for investors to be cautious.

YEAR 2000 READINESS

Year 2000 or Y2K refers to a problem which computer systems could encounter at the turn of the century in misinterpreting a two digit reference to the year (e.g., "00" could be interpreted as 1900 instead of 2000) which could cause a computer to malfunction. NYLIAC, and its parent company New York Life Insurance Company, have made this issue a top priority and developed a comprehensive century change strategy. Our internal systems have been upgraded and tested and we continue to monitor changes to existing systems as well as new additions to maintain our preparedness. We are in communication with our primary third party providers of goods and services and continue to monitor their Y2K readiness. To prepare for the unexpected, and to keep our operations running smoothly, our business contingency plans are being refined.

On the following pages, you will find reports from each of the Portfolio Managers of the MainStay VP Series Fund, Inc. that are available in your NYLIAC Variable Life policy.

Thank you for making us "The Company You Keep(R)".

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

(1) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.
(2) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also financial, leisure, and other service-oriented firms.
(3) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is a unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999
(Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund, Inc., at net asset
    value...................................................  $39,701,852     $ 9,065,553     $ 1,595,736

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       36,666           7,906           1,342
                                                              -----------     -----------     -----------
      Total equity..........................................  $39,665,186     $ 9,057,647     $ 1,594,394
                                                              ===========     ===========     ===========

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners....................................  $39,665,186     $ 9,057,647     $ 1,594,394
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $26,821,656     $ 9,281,010     $ 1,595,729
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999
(Unaudited)

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $        --     $       234     $    35,404
  Mortality and expense risk charges........................      (65,499)        (15,939)         (2,692)
                                                              -----------     -----------     -----------
      Net investment income (loss)..........................      (65,499)        (15,705)         32,712
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    1,588,593         503,568         118,230
  Cost of investments sold..................................   (1,055,861)       (501,555)       (118,231)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............      532,732           2,013              (1)
  Realized gain distribution received.......................           --             774               1
  Change in unrealized appreciation (depreciation) on
    investments.............................................    4,050,352        (173,867)             (1)
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................    4,583,084        (171,080)             (1)
                                                              -----------     -----------     -----------
  Decrease attributable to funds of New York Life Insurance
    and Annuity Corporation retained by Separate Account....       (3,863)            (11)            (23)
                                                              -----------     -----------     -----------
      Net increase (decrease) in total equity resulting from
        operations..........................................  $ 4,513,722     $  (186,796)    $    32,688
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                1999          1998          1999          1998          1999          1998
                                             ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)...........  $   (65,499)  $   149,558   $   (15,705)  $   455,963   $    32,712   $    77,681
    Net realized gain (loss) on
      investments..........................      532,732       654,205         2,013        48,723            (1)          (13)
    Realized gain distribution received....           --     2,687,134           774       239,545             1            --
    Change in unrealized appreciation
      (depreciation) on investments........    4,050,352     4,181,360      (173,867)       24,227            (1)           23
    Decrease attributable to funds
      of New York Life Insurance and
      Annuity Corporation retained by
      Separate Account.....................       (3,863)       (5,572)          (11)         (465)          (23)          (53)
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in total
        equity resulting from operations...    4,513,722     7,666,685      (186,796)      767,993        32,688        77,638
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and withdrawals:
    Policyowners' premium payments.........      956,352     1,941,625       425,368       886,143        72,530       165,095
    Cost of insurance......................     (428,910)     (819,756)     (127,687)     (277,068)      (21,160)      (48,252)
    Policyowners' surrenders...............   (1,338,107)   (2,763,667)     (384,585)     (850,657)      (59,049)     (339,185)
    (Withdrawals), net of repayments, due
      to policy loans......................     (327,578)     (492,634)       31,318        37,637         9,332        74,986
    Policyowners' death benefits...........      (99,909)      (44,633)      (22,341)      (13,128)       (4,420)       (2,027)
    Transfers between Investment
      Divisions............................       82,833        61,688       (62,634)      (99,438)      (19,915)       44,740
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        withdrawals........................   (1,155,319)   (2,117,377)     (140,561)     (316,511)      (22,682)     (104,643)
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in total
          equity...........................    3,358,403     5,549,308      (327,357)      451,482        10,006       (27,005)
TOTAL EQUITY:
    Beginning of period....................   36,306,783    30,757,475     9,385,004     8,933,522     1,584,388     1,611,393
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of period..........................  $39,665,186   $36,306,783   $ 9,057,647   $ 9,385,004   $ 1,594,394   $ 1,584,388
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                            VLI SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by New York Life Insurance and Annuity Corporation. Effective July 1, 1988, sales of such policies were discontinued.
  The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.
  There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.
  No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.
  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.
  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.
  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At June 30, 1999, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      GROWTH EQUITY                              CASH MANAGEMENT
                                                        PORTFOLIO          BOND PORTFOLIO           PORTFOLIO
                                                   -------------------   -------------------   -------------------
                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Number of shares.................................          1,490                   699                 1,596
Identified cost*.................................        $26,822               $ 9,281               $ 1,596

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 1999, were as follows:

                                                      GROWTH EQUITY                              CASH MANAGEMENT
                                                        PORTFOLIO          BOND PORTFOLIO           PORTFOLIO
                                                   -------------------   -------------------   -------------------
                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Purchases........................................        $   368               $   348               $   128
Proceeds from sales..............................          1,589                   504                   118

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------
VLI Separate Account is charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 0.35% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Divisions represents funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

--------------------------------------------------------------------------------
NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------
At June 30, 1999, the cost to Policyowners with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                              COMMON STOCK       BOND       MONEY MARKET
                                                               INVESTMENT     INVESTMENT     INVESTMENT
                                                                DIVISION       DIVISION       DIVISION
                                                              ------------------------------------------
Cost to Policyholders (net of withdrawals)..................    $ 27,429       $ 15,325       $  3,286
Sales charges...............................................     (13,859)        (6,897)        (1,642)
Cost of insurance...........................................     (12,757)        (5,990)        (1,340)
Accumulated net investment income...........................       2,199          6,137          1,293
Accumulated net realized gain on investment and realized
  gain distributions received...............................      23,800            706             --
Unrealized appreciation (depreciation) on investments.......      12,880           (215)            --
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account......         (27)            (8)            (3)
                                                                --------       --------       --------
Net amount applicable to Policyowners.......................    $ 39,665       $  9,058       $  1,594
                                                                ========       ========       ========

--------------------------------------------------------------------------------

To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. In addition, the assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I and NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I may be invested in shares of the Alger American Fund, the Calvert Variable Series, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, MFS Variable Insurance Trust, Morgan Stanley Dean Witter Universal Funds, Inc., T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust, which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 17, 1998, executive officers of the Fund were elected. On May 19, 1999, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

The financial information included herein as of June 30, 1999, and for the period then ended, is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

/s/ RICHARD M. KERNAN JR.
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

Market Overview

For the past several years many investors have taken advantage of stellar returns provided by domestic large capitalization growth stocks. Through the first quarter of 1999, it appeared that the best performing investments were large capitalization, high multiple issues. In fact, generally, the larger and more expensive, the better. Most dramatically, Internet-related investments posted triple-digit returns even though many of these companies did not have earnings. However, market sentiment forced a dramatic rotation out of these domestic large growth stocks in the second quarter. Instead, many traditional industrial and cyclical issues which were significantly undervalued and had grossly underperformed over the past several years posted the best results. Money managers investing in those parts of the markets benefited their portfolios handsomely. The second quarter of 1999 provided confirmation that it can be imprudent to chase hot-performing investment vehicles, whether they are mutual funds or individual stocks.

Various market indices confirmed this market trend. The S&P 500(1) returned 7.06% in the second quarter, similar to the 7.07% return of the Lipper(2) average growth fund. The Dow Jones Industrial Average(3) rose to the unprecedented 10000 level during the first quarter of 1999 and the DJIA Index advanced 12.53% during the second quarter. The Russell 2000(4) (representative of small-capitalization stocks) rose 15.55%, during the second quarter, not far ahead of the average small capitalization fund which returned 15.36%. According to Lipper, the average active equity growth fund during the second quarter of 1999 returned 10.16%, with 69% of these funds beating the S&P 500. This compares with only 25.7% of active equity growth funds, which outperformed the S&P 500 during the first quarter of 1999.

While the stock market continued its positive run, the bond market saw interest rates rise, and hence, prices decline. (Bond prices generally move inversely with interest rates.) According to Lipper, the benchmark 30-year U.S. Treasury bond ended the first quarter generally yielding 5.62% but rose to 6.00% by the end of the second quarter. Correspondingly, the price declined from $94.61 at the end of the first quarter to $89.71 by June 30, 1999. The average U.S. taxable bond fund declined 0.27% in the second quarter, while the average long-term corporate and long-term U.S. Treasury bond funds fared more poorly, declining 1.41% and 1.46%, respectively, according to Lipper.

On the international front, stock markets were mixed in the first quarter with Europe (-5%), underperforming Japan (+12%) and Emerging Markets (+12.4%) in U.S. dollar terms. According to Lipper, international funds, with Pacific or Emerging Market exposure, posted the most positive results relative to all international fund categories in the second quarter. Europe posted the weakest second quarter result, with the average European Securities mutual fund returning 1.02%.

--------------------------------------------------------------------------------

Looking forward, we believe that the market may experience some volatility in the months ahead. Investors may need to tread cautiously when chasing returns and a disciplined and appropriate asset allocation plan might be the best course to follow.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance.
(3) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(4) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 with higher price-to-book ratios and higher forecasted earnings growth values. The Index is unmanaged, does not reflect fees or expenses, and is not available for direct investment.

--------------------------------------------------------------------------------

MADISON SQUARE ADVISORS, INC.

ADVISER'S REPORT

Market Overview

The first half of 1999 has been a period of rising global economic confidence. Asian economies stabilized while U.S. corporate earnings displayed impressive growth. U.S. economic leadership continued to be recognized globally as illustrated by the strength of the dollar against the Euro.

The U.S. stock market reached historically high levels during the first half of the year. Market gains were somewhat moderated by rising interest rates that accompanied the acceleration in earnings growth and inflation fears. The prospect of stronger economic growth and Asian recovery enabled the rebound of cyclical industries such as energy, paper, and chemicals.

Meanwhile, continued top and bottom-line growth in technology and communications has enabled the leading companies in this sector to enjoy expanded valuation multiples. The stock market has also been bolstered by continued merger and acquisition activity.

Market experience in the bond market was not as favorable. Rising interest rates associated with accelerated economic growth and fears of potential Federal Reserve tightening produced negative returns in most fixed income sectors. In addition, investor appetite for credit risk remained relatively low in the face of strong corporate new issue supply. As a result, the mortgage-backed sector turned in the best relative performance within the investment grade fixed income market as higher rates reduced prepayment fears.

Looking forward, we maintain a positive outlook for the stock market given the impressive growth and, in our view, earnings quality of the leading corporations. Our outlook for the fixed income market is stable. Caveats to this picture would be a major upward shift in interest rates due to inflation or pressure on the dollar. Comments from our portfolio managers follow.

Jean E. Hoysradt
President, Madison Square Advisors, Inc.
Senior Vice President
in Charge of the Investment Department,
New York Life Insurance Company

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
The first half of 1999 saw a shift in the Federal Reserve Board's interest rate policy. During the first four months of the year, the Federal Reserve maintained a neutral bias on interest rates as inflation remained benign even as the economy continued to grow strongly. As economic growth started accelerating in Asia and the U.S. economy showed no signs of slowing, interest rates rose as investors felt that the Federal Reserve would have to raise rates. In May, the Federal Reserve shifted its stance to a bias toward raising interest rates. At the end of June, it raised the target rate for Federal Funds to 5%, while leaving the discount rate unchanged at 4.5%.

Since the beginning of the year, the rate on one-year U.S. Treasury bills rose nearly half a percent to 5.06% on June 30, 1999, while the rate on twelve-month LIBOR(1) rose three-quarters of a percent to 5.84% over the same period. These rising rates affected the yields available on both domestic and international money market instruments.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
For the six months ended June 30, 1999, the Portfolio returned 2.26%, exceeding the 2.21% return of the average Lipper(2) Variable Products money market portfolio over the same period.

PORTFOLIO MATURITY
During the first half of the year, the maturity of the Portfolio ranged from fifty-five to seventy-nine days. Interest rates rose in February as investors believed that the Federal Reserve would raise interest rates to restrain the rate of economic growth. We believed that the Federal Reserve would remain on hold and we lengthened the maturity of the Portfolio to seventy-nine days. As May approached, we became defensive and let the maturity of the Portfolio drift downward to sixty days.

In late May, interest rates rose and we viewed this as another opportunity to extend the maturity of the Portfolio, anticipating that the Federal Reserve would be unlikely to raise rates as much as it lowered them in 1998. The Portfolio's performance benefited from our decisions on the maturity of the Portfolio.

HIGH CREDIT QUALITY AND LIQUIDITY
The Portfolio continued to invest only in first-tier securities, or generally those money market instruments in the highest rating category. The Portfolio did not invest in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). Investments included bank certificates of deposit (CDs), commercial paper, floating rate notes, and asset-backed commercial paper. The Portfolio did not invest in securities containing embedded put and call options. The concentration on the highest quality and more liquid securities helped manage the Portfolio's risk.

SECTOR ALLOCATION
During the reporting period, the Portfolio focused its investments on securities of banks and bank holding companies and those of finance, brokerage, and industrial companies. To lengthen the maturity of the Portfolio, we increased the Portfolio's allocation to CDs by purchasing one-year CDs issued by the largest and very highly rated European banks. The steepness of the yield curve made the yields in the one-year sector far more attractive than shorter maturities on the curve. Securities issued by the European banks also offered a slightly higher yield.

LOOKING FORWARD
At its June 30, 1999 meeting, the Federal Reserve raised the target rate for Federal Funds to 5% and moved to a neutral stance regarding the future direction of interest rates. The Portfolio is positioned accordingly. As the interest rate outlook changes, we will make appropriate adjustments to the Portfolio.

During the second half of 1999, the Portfolio intends to remain focused on quality as it seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Edward Munshower
Claude Athaide
Portfolio Managers
MacKay-Shields Financial Corporation

(1) LIBOR is the London Interbank Offered Rate, or the rate the most credit-worthy international banks dealing in Eurodollars charge each other for large loans.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

Though an investment in a money market portfolio is generally considered to be protected from market risk, this investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in this Portfolio.

MAINSTAY VP BOND PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
- Expectations of a restrictive Federal Reserve Bank assisted in pushing interest rates higher in the first half of the year.
- At the end of the second quarter, the Federal Reserve Bank increased the Federal Funds target by 25 basis points to 5.00%, while leaving the Discount Rate unchanged at 4.50%.
- The Federal Reserve Bank's policy directive included a neutral bias concerning near term policy action.
- The U.S. bond market experienced a significant trade off in the first half of 1999. The yield on the ten-year U.S. Treasury note increased by 114 basis points.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
- For the six months ended June 30, 1999, the MainStay VP Bond Portfolio had a return of -1.88%, outperforming the average portfolio in its Lipper(1) peer group (Corporate Debt A Rated), which returned -2.20%.
- Market risk was limited by maintaining a relatively neutral duration posture throughout the first half of the year.
- Credit risk was limited by maintaining an average quality of the investments in the Portfolio of at least AA(2) throughout the first half of the year.

MANAGEMENT DISCUSSION AND ANALYSIS
Early in 1999, robust domestic economic statistics, along with rising oil prices, altered investor sentiment from an accommodating/neutral Federal Reserve Bank to a restrictive Federal Reserve Bank. At the end of the second quarter, the Federal Reserve Bank increased the Federal Funds target by 25 basis points. The market's anticipation of pending tightening moves by the Federal Reserve Bank put constant pressure on the domestic bond market during the first half of the year. In this same period, the additional income generated by corporate bonds contributed to this sector's strong performance relative to U.S. Treasury securities.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S RELATIVE PERFORMANCE?
The Portfolio maintained a concentration in lower quality investment grade corporate bonds. This asset allocation worked well as these securities outperformed in their sector.

WHAT WAS YOUR PRIMARY STRATEGY DURING THE FIRST HALF OF 1999?
The Portfolio shifted assets from the U.S. Treasury sector to the mortgage-backed sector during the first six months of 1999. We did so because of our belief that reduced prepayments in the mortgage-backed sector associated with rising interest rates, generally result in a strong relative performance versus U.S. Treasuries.

WHERE DO YOU PERCEIVE RISK IN THE PORTFOLIO?
Our adjustments to the Portfolio during the first half of the year added some call risk to the Portfolio. However, the Portfolio's overall structure continues to be consistent with our long-term conservative approach to managing the Portfolio. We will continue to monitor the Portfolio and make the necessary adjustments that our interest rate forecast dictates.

WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN THE SECOND HALF OF 1999?
The increase in U.S. interest rates may be the first step towards tighter global monetary conditions. But, the steps are likely to be modest and gradual. We expect U.S. growth to moderate and as such, we believe, there is a good chance that there will be no further Federal Reserve Bank tightening in the near term. We also believe current bond market expectations are overly pessimistic regarding a continued tightening bias by the Federal Reserve Bank. In our opinion, U.S. Treasury yields may decrease by September 30, 1999.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Joseph DePasquale
Portfolio Managers
Madison Square Advisors, Inc.

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

MARKET RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
The most significant factor influencing the stock market during the first six months of 1999 was the impressive improvement in U.S. corporate earnings. The acceleration of earnings growth begun in the first quarter caused the stock market to focus away from traditional growth stocks toward more value oriented stocks. Albeit, market gains were somewhat moderated by rising interest rates that accompanied stronger corporate earnings growth.

PORTFOLIO RECAP FOR THE SIX-MONTH PERIOD ENDED 6/30/99
The MainStay VP Growth Equity Portfolio returned 12.86% for the six-month period ended 6/30/99. The Portfolio outperformed the Lipper(1) Variable Products growth fund average, which returned 12.62%. The Portfolio benefited from its holdings in the technology and communication services sectors, which generated impressive results in the first half of 1999. In addition, the Portfolio's energy and basic materials holdings rebounded sharply off depressed valuation levels.

BRIEFLY DESCRIBE ANY MAJOR PORTFOLIO MANAGEMENT DECISIONS DURING THE FIRST HALF OF 1999.
As a blended Portfolio, our primary focus is setting an optimal asset allocation between growth and value stocks. As we entered 1999, the MainStay VP Growth Equity Portfolio was structured with a strong bias toward the growth segment of the market. However, we shifted the Portfolio toward a more neutral weighting between growth and value stocks at the end of the first quarter. This decision was based on our expectation for improving corporate earnings in the first half of 1999. As a result of our repositioning, the Portfolio was able to withstand the sharp market rotation into more cyclical and value stocks that occurred in the second quarter of 1999.

COULD YOU GIVE US SOME OF THE PORTFOLIO'S BEST PERFORMING STOCKS IN THE FIRST HALF OF THE YEAR?
Two of our best performers, Nortel Networks and Tellabs, are in the telecommunications equipment industry. Both companies benefited from the strong demand for its product offerings in the telecommunications infrastructure segment of the economy. MediaOne Group, a cable systems operator, also generated strong returns in the first half of the year, appreciating as two suitors attempted to acquire the company. Global Crossing, a leading independent provider of undersea fiber optic telecommunications systems, also provided strong results for the Portfolio, primarily due to the anticipated growth of intercontinental communication demand over the next decade. Halliburton, one of the world's largest oil service companies, and Texas Instruments, a leading semiconductor manufacturer, were other impressive performers for the Portfolio. The former rebounded off depressed valuation levels as the steady increase in oil prices positively impacted the company's growth prospects. The latter continued to benefit from its strong competitive position in a crowded but fast-growing industry.

WHAT WERE SOME OF THE PORTFOLIO'S WORST PERFORMERS?
Two stocks that significantly held back performance in the first half of the year were Service Corp. International, one of the world's largest operators of funeral homes and Rite Aid, one of the largest drug store chains. Both companies surprised investors with earnings disappointments that severely hurt their stocks' prices. We sold both of these positions at a loss to the Portfolio, believing that negative earnings surprises generally erode management credibility and that recovery may take several years. Eli Lilly, the leading pharmaceuticals company also underperformed to a lesser degree. Its performance lagged with most of its industry as investors rotated out of the group and into industries with better relative earnings growth.

CAN YOU MENTION SOME SIGNIFICANT BUYS IN THE FIRST HALF OF THE YEAR?
We added Alcoa, AlliedSignal, Smurfit-Stone Container and Eaton as we positioned the Portfolio into some more value oriented holdings. The business of each of these companies is cyclical in nature and, we believe, is poised to show improving earnings growth throughout the next year. The performance of these stocks was highly beneficial to the Portfolio's performance in the first half of the year.

WERE THERE ANY SIGNIFICANT SELLS IN THE FIRST HALF OF THE YEAR?
We avoided one significant loss by selling our position in Network Associates, a maker of security software products. Soon after our sale, the company began a string of negative announcements concerning some of its accounting treatments followed by a sizable earnings disappointment in the second quarter of the year.

WHAT ARE THE PORTFOLIO'S CURRENT SECTOR WEIGHTINGS?
We have moved the Portfolio to a neutral weighting among all sectors with the exception of consumer staples, financial and health care that are slightly underweighted. Our strategy is based on our outlook for a continued improvement in corporate earnings, which generally benefits the more cyclical or value oriented stocks. Such an environment generally does not usually coincide with lower interest rates that tend to benefit the sectors we are underemphasizing.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?
We expect corporate earnings to continue to meet or exceed estimates through the remainder of 1999, and thus our strategic outlook going forward remains positive. In our opinion, the improvement in corporate earnings may broaden what has been an extremely narrow market performance. On the other hand, continued earnings growth may also cause interest rates to trend upward in the near term, although we do not expect the move to be significant.

ARE THERE ANY OTHER COMMENTS YOU WOULD LIKE TO MAKE ABOUT THE PORTFOLIO?
We believe that the benefit of investing in this Portfolio was displayed in the month of April when the market made a sharp rotation toward value stocks. As a blended Portfolio, it was able to benefit from this move immediately. The end result was that we were able to maintain the above average returns versus our peers with a lower volatility in relative performance.

James Agostisi
Patricia S. Rossi
Portfolio Managers
Madison Square Advisors, Inc

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

                                    GLOSSARY

ASSET ALLOCATION: The systematic and thoughtful placement of investment dollars into various classes of investments, such as stocks, bonds, real estate, insurance, and cash equivalents.

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BOTTOM-UP INVESTING: Security selection based on the specific portfolio fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

BULL MARKET/BEAR MARKET: A bull market occurs when security prices are rising; a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

CALL OPTION: Right to buy 100 shares of a particular stock or stock index at a predetermined price before a preset deadline, in exchange for a premium. For buyers who think a stock will go up dramatically, call options permit a profit from a smaller investment than it would take to buy the stock. These options can also produce extra income for the seller, who gives up ownership of the stock if the option is exercised.

CALL RISK: A bondholder's risk that the bond may be redeemed by the issuer prior to maturity.

CAPITALIZATION: The amount of outstanding equity and debt a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

COMMERCIAL PAPER: Short-term obligations with maturities ranging from 2 to 270 days issued by banks, corporations, and other borrowers to investors with temporarily idle cash. Such instruments are unsecured and usually discounted, although some are interest-bearing. They can be issued directly - direct issuers do it that way - or through brokers equipped to handle the enormous clerical volume involved. Issuers like commercial paper because the maturities are flexible and because the rates are usually marginally lower than bank rates. Investors - actually lenders, since commercial paper is a form of debt - like the flexibility and safety of an instrument that is issued only by top-rated concerns and is nearly always backed by bank lines of credit. Both Moody's and Standard & Poor's assign ratings to commercial paper.

COMMODITIES: Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

CREDIT RISK: The risk that the issuer of a security may go into bankruptcy or default on payments, causing the investor to lose all or part of the investment.

CYCLICALS (CYCLICAL STOCK): A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

EARNINGS PER SHARE: The portion of a company's profit allocated to each share of outstanding common stock.

EMERGING MARKETS: Countries with smaller or more recently established capital markets.

FEDERAL RESERVE BOARD: The seven member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FIRST-TIER/SECOND-TIER: Money market instruments in the highest rating category by two or more major rating agencies are called first-tier or top-tier securities, while securities in the second-highest rating category by two or more major rating agencies are referred to as second-tier securities.

FLOATING RATE NOTE: Debt instrument with a variable interest rate. Interest adjustments are made periodically, often every six months, and are tied to a money-market index such as Treasury bill rates. Floating rate notes usually have a maturity of about five years. They provide holders with protection against rises in interest rates, but pay lower yields than fixed rate notes of the same maturity. Also known as a FLOATER.

GROSS DOMESTIC PRODUCT (GDP): The total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.

GROWTH VERSUS VALUE: Growth investments typically include stocks with rising prices and positive earnings trends. Value investments typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.

INFLATION/DEFLATION: Inflation is an increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines. Deflation is a reduction in the cost of goods over time. When deflation occurs, the purchasing power of the dollar increases.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

MERGERS AND ACQUISITIONS: A merger is a combination of two companies. An acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

PREPAYMENT: When mortgage or loan holders repay their obligations before they mature, shortening the stream of interest payments investors receive.

PUT OPTION: Contract that grants the right to sell at a specified price a specific number of shares by a certain date. The put option buyer gains this right in return for payment of an OPTION PREMIUM. The put option seller grants this right in return for receiving this premium. For instance, a buyer of an XYZ May 70 put has the right to sell 100 shares of XYZ at $70 to the put seller at any time until the contract expires in May. A put option buyer hopes the stock will drop in price, while the put option seller (called a writer) hopes the stock will remain stable, rise, or drop by an amount less than his or her profit on the premium.

SPLIT ISSUES (SPLIT-RATED ISSUES): Securities rated top tier by one credit rating agency and second tier by another.

SUPPLY AND DEMAND: In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

In the stock market, an oversupply of a product or service can reduce demand and lower stock prices. When demand increases relative to supply, stock prices may recover.

TIGHTEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

Y2K:  A reference to the Year 2000.

                      (This page intentionally left blank)

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)

SHORT-TERM
INVESTMENTS (100.1%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
ASSET-BACKED SECURITY (0.9%)
Bishop's Gate Residential
 Mortgage Trust
 Series 1998-2A Class A1
 5.13%, due 11/22/99 (a)(b)(c)....  $3,000,000   $  3,000,000
                                                 ------------
CERTIFICATES OF DEPOSIT (13.9%)
ABN AMRO New York
 4.94%, due 12/2/99 (c)...........   1,300,000      1,297,752
 5.50%, due 6/5/00 (c)............   2,000,000      1,999,106
Bayerische Landesbank New York
 4.88%, due 7/26/99 (b)(c)........   2,000,000      1,999,856
 5.12%, due 3/21/00 (b)(c)........   2,000,000      1,996,945
Commerzbank AG New York
 4.87%, due 4/10/00 (b)(c)........   2,000,000      1,999,383
 5.01%, due 1/10/00 (b)(c)........   2,000,000      1,999,898
 5.09%, due 2/16/00 (b)(c)........   2,000,000      1,999,575
 5.16%, due 2/25/00 (b)(c)........   2,000,000      1,999,474
Deutsche Bank New York
 5.02%, due 1/11/00 (c)...........   2,000,000      2,000,403
 5.06%, due 2/8/00 (c)............   2,000,000      1,999,589
 5.25%, due 5/18/00 (c)...........   2,000,000      1,996,824
Dresdner Bank AG
 4.95%, due 11/9/99 (c)...........   2,000,000      2,000,194
Nationsbank North America
 4.99%, due 1/11/00 (c)...........   2,000,000      1,999,897
Rabobank Nederland N.V. New York
 4.83%, due 10/6/99 (c)...........   2,000,000      1,999,997
 5.29%, due 5/19/00 (c)...........   2,000,000      1,999,064
 5.60%, due 6/14/00 (c)...........   2,000,000      1,999,083
 5.64%, due 7/30/99 (c)...........   2,000,000      2,000,872
Societe Generale New York
 5.29%, due 3/3/00 (c)............   2,000,000      1,999,093
Svenska Handelsbanken Inc.
 5.23%, due 3/1/00 (c)............   2,000,000      1,999,228
UBS AG Stamford CT
 5.29%, due 3/1/00 (c)............   2,000,000      1,999,540
 5.34%, due 5/30/00 (c)...........   2,000,000      1,999,121
Westdeutsche Landesbank
 4.89%, due 7/7/99 (c)............   2,000,000      1,999,999
 4.90%, due 7/7/99 (c)............   2,000,000      2,000,006
                                                 ------------
                                                   45,284,899
                                                 ------------
COMMERCIAL PAPER (82.5%)
ABN AMRO North America
 Finance Inc.
 5.17%, due 9/2/99................   3,000,000      2,972,857
Abbey National North America
 4.81%, due 7/8/99................   2,000,000      1,998,129
 4.88%, due 9/3/99................   2,000,000      1,982,667
 4.95%, due 8/5/99................   2,000,000      1,990,375
Alliance & Leicester PLC
 4.84%, due 7/6/99 (a)............   4,000,000      3,997,312
 5.14%, due 11/24/99 (a)..........   3,000,000      2,937,463
 5.20%, due 8/5/99 (a)............   3,000,000      2,984,833

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Allianz of America Finance Corp.
 4.81%, due 7/16/99 (a)...........  $2,000,000   $  1,995,992
 4.83%, due 7/12/99 (a)...........   2,000,000      1,997,048
 5.05%, due 9/20/99 (a)...........   2,000,000      1,977,275
Allomon Funding Corp.
 5.05%, due 7/21/99 (a)...........   3,000,000      2,991,583
 5.05%, due 7/28/99 (a)...........   3,000,000      2,988,638
American Express Credit Corp.
 4.95%, due 8/6/99................   3,000,000      2,985,150
 4.97%, due 7/14/99...............   2,165,000      2,161,114
 5.00%, due 7/7/99................   3,000,000      2,997,500
 5.25%, due 7/1/99................   3,000,000      3,000,000
American General Finance Corp.
 4.90%, due 7/30/99...............   2,000,000      1,992,106
 4.96%, due 7/23/99...............   2,000,000      1,993,938
 5.06%, due 8/6/99................   3,000,000      2,984,820
Associates First Capital Corp.
 4.92%, due 7/14/99...............   2,000,000      1,996,447
 5.00%, due 8/16/99...............   2,000,000      1,987,222
 5.05%, due 9/13/99...............   3,000,000      2,968,858
AT&T Corp.
 5.13%, due 7/27/99...............   2,862,000      2,851,396
 5.18%, due 7/15/99...............   3,000,000      2,993,957
BankAmerica Corp.
 4.81%, due 11/3/99...............   2,000,000      1,966,597
 4.82%, due 10/6/99...............   2,000,000      1,974,026
Barclays US Funding Corp.
 4.84%, due 7/6/99................   2,000,000      1,998,656
BCI Funding Corp.
 5.08%, due 8/23/99...............   3,000,000      2,977,563
BellSouth Telecommunications Inc.
 4.85%, due 7/14/99...............   2,000,000      1,996,497
 4.85%, due 7/16/99...............   2,000,000      1,995,958
 4.95%, due 7/20/99...............   2,000,000      1,994,775
 5.11%, due 9/3/99................   3,000,000      2,972,747
 5.20%, due 9/7/99................   3,000,000      2,970,533
Bil North America Inc.
 4.81%, due 7/20/99...............   2,000,000      1,994,923
 4.88%, due 8/13/99...............   2,000,000      1,988,342
British Telecommunications PLC
 4.78%, due 7/26/99...............   2,000,000      1,993,361
BTR Dunlop Finance Inc.
 5.03%, due 7/23/99 (a)...........   3,000,000      2,990,778
Caisse Centrale Desjardins du
 Quebec
 4.81%, due 7/12/99...............   2,000,000      1,997,061
 4.92%, due 10/29/99..............   2,000,000      1,967,867
Chevron USA Inc.
 4.92%, due 7/16/99...............   2,000,000      1,995,900
 5.01%, due 8/2/99................   3,000,000      2,986,640

------------
+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Cregem North America Inc.
 4.82%, due 7/12/99...............  $2,000,000   $  1,997,054
 4.84%, due 10/25/99..............   2,000,000      1,968,809
 4.87%, due 8/3/99................   2,000,000      1,991,072
Dresdner US Finance Inc.
 5.03%, due 8/9/99................   2,000,000      1,989,102
 5.15%, due 8/11/99...............   2,000,000      1,988,269
Ford Motor Credit Co.
 4.84%, due 7/8/99................   4,000,000      3,996,247
 4.87%, due 7/19/99...............   2,900,000      2,892,938
 4.92%, due 7/26/99...............   2,000,000      1,993,167
Franklin Resources Inc.
 5.05%, due 8/13/99 (a)...........   3,000,000      2,981,904
General Electric Capital Corp.
 4.81%, due 7/13/99...............   2,000,000      1,996,793
 4.81%, due 9/10/99...............   2,000,000      1,981,027
 4.85%, due 7/15/99...............   2,000,000      1,996,228
 4.85%, due 7/28/99...............   2,000,000      1,992,725
Generale Bank Inc.
 4.81%, due 7/9/99................   2,400,000      2,397,435
 4.88%, due 8/2/99................   2,000,000      1,991,324
Goldman Sachs Group L.P. (The)
 4.82%, due 10/28/99..............   2,000,000      1,968,134
 5.10%, due 7/29/99...............   3,000,000      2,988,100
 5.10%, due 9/22/99...............   3,000,000      2,964,725
Halifax PLC
 4.75%, due 7/1/99................   2,000,000      2,000,000
 4.80%, due 10/1/99...............   2,000,000      1,975,467
 5.40%, due 7/8/99................   1,785,000      1,783,126
ING America Insurance Holdings
 Inc.
 4.83%, due 9/15/99...............   2,000,000      1,979,607
International Nederlanden (U.S.)
 Funding Corp.
 4.83%, due 7/6/99................   3,000,000      2,997,988
KFW International Finance Inc.
 4.82%, due 7/19/99...............   1,150,000      1,147,229
 5.57%, due 7/1/99................   3,000,000      3,000,000
Merrill Lynch & Co. Inc.
 4.87%, due 7/21/99...............   2,000,000      1,994,589
 4.92%, due 7/14/99...............   2,000,000      1,996,447
 5.00%, due 7/30/99...............   3,000,000      2,987,917
Morgan (J.P.) & Co. Inc.
 4.80%, due 10/15/99..............   2,000,000      1,971,733
 4.82%, due 7/15/99...............   2,000,000      1,996,251
 4.85%, due 8/20/99...............   2,000,000      1,986,528
Morgan Stanley, Dean Witter
 Discover & Co.
 5.00%, due 7/2/99................   3,000,000      2,999,583
 5.00%, due 8/19/99...............   3,000,000      2,979,583
 5.01%, due 8/17/99...............   3,000,000      2,980,378
National Rural Utilities
 Cooperative Finance Corp.
 4.80%, due 7/27/99...............   2,000,000      1,993,067
 4.84%, due 7/26/99...............   2,600,000      2,591,261
 4.85%, due 7/23/99...............   2,000,000      1,994,072
 5.18%, due 8/12/99...............   3,000,000      2,981,870

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Nationwide Building Society
 4.85%, due 7/27/99...............  $2,000,000   $  1,992,994
 4.86%, due 9/8/99................   2,000,000      1,981,370
Pemex Capital Inc.
 5.13%, due 9/20/99...............   3,000,000      2,965,373
Prudential Finance (Jersey) Ltd.
 4.80%, due 7/15/99...............   2,000,000      1,996,267
Prudential Funding Corp.
 4.85%, due 7/9/99................   2,000,000      1,997,844
 4.86%, due 7/21/99...............   2,400,000      2,393,520
 4.97%, due 7/29/99...............   2,000,000      1,992,269
 5.01%, due 8/4/99................   3,000,000      2,985,805
Quebec (Province of)
 4.75%, due 7/6/99................   2,000,000      1,998,680
 4.82%, due 12/17/99..............   2,000,000      1,954,745
Receivables Capital Corp.
 4.94%, due 7/22/99 (a)...........   2,200,000      2,193,660
 4.94%, due 8/3/99 (a)............   2,000,000      1,990,943
Rio Tinto America Inc.
 4.84%, due 7/2/99 (a)............   2,000,000      1,999,731
 4.92%, due 8/9/99 (a)............   2,000,000      1,989,340
Salomon Smith Barney Holdings Inc.
 4.80%, due 7/19/99...............   2,000,000      1,995,200
 4.89%, due 7/13/99...............   2,000,000      1,996,740
 4.92%, due 7/22/99...............   2,000,000      1,994,260
 5.00%, due 7/21/99...............   2,000,000      1,994,444
San Paolo U.S. Financial Co.
 4.83%, due 8/10/99...............   2,000,000      1,989,267
 5.09%, due 11/17/99..............   2,000,000      1,960,694
Svenska Handelsbanken Inc.
 5.11%, due 9/27/99...............   3,000,000      2,962,527
Transportadora De Gas Del Sur S.A.
 (TGS)
 5.12%, due 9/21/99...............   3,000,000      2,965,013
UBS Finance (Delaware) Inc.
 4.81%, due 12/27/99..............   2,325,000      2,269,394
 5.23%, due 7/22/99...............   2,500,000      2,492,373
UNIfunding Inc.
 4.82%, due 7/27/99...............   2,000,000      1,993,038
 4.95%, due 7/9/99................   2,000,000      1,997,800
 5.00%, due 7/9/99................   2,000,000      1,997,778
Wells Fargo & Co.
 4.82%, due 8/11/99...............   2,000,000      1,989,021
 4.83%, due 7/29/99...............   2,000,000      1,992,487
 4.85%, due 7/20/99...............   2,000,000      1,994,881
 5.00%, due 7/28/99...............   2,000,000      1,992,500
 5.00%, due 8/2/99................   2,000,000      1,991,111
Wood Street Funding Corp.
 5.02%, due 8/13/99 (a)...........   2,000,000      1,988,008
 5.04%, due 7/16/99 (a)...........   2,050,000      2,045,695
 5.04%, due 7/26/99 (a)...........   1,542,000      1,536,603
Xerox Corp.
 4.83%, due 7/13/99...............   2,000,000      1,996,780
 5.10%, due 8/10/99...............   3,000,000      2,983,000
                                                 ------------
                                                  268,451,808
                                                 ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
FEDERAL AGENCY (0.9% )
Federal Home Loan Mortgage Corp.
 (Discount Note)
 5.03%, due 8/16/99...............  $3,000,000   $  2,980,718
                                                 ------------
MEDIUM-TERM NOTES (1.9%)
First Union Corp.
 4.99%, due 7/1/99 (b)(c).........   2,000,000      2,000,000
National Rural Utilities
 Cooperative Finance Corp.
 4.97%, due 9/21/99 (b)(c)........   2,000,000      2,000,000
Xerox Corp., Series F
 5.64%, due 7/14/00 (b)(c)........   2,000,000      1,999,094
                                                 ------------
                                                    5,999,094
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $325,716,519)
 (d)..............................       100.1%   325,716,519
Liabilities in Excess of
 Cash and Other Assets............        (0.1)      (345,994)
                                    ----------   ------------
Net Assets........................       100.0%  $325,370,525
                                    ==========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 1999.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT +
                              -------------------------
Auto Finance................  $  8,882,352        2.7%
Banks #.....................   135,660,782       41.7
Brokerage...................    35,987,329       11.1
Computers & Office Equipment..   3,995,874        1.2
Conglomerates...............     7,966,773        2.4
Consumer Financial
  Services..................    11,143,764        3.4
Domestic Oils...............     4,982,540        1.5
Federal Agency..............     2,980,718        0.9
Finance.....................    66,882,996       20.6
Foreign Government..........     3,953,426        1.2
Insurance...................     8,950,470        2.8
Mortgage Loan...............     3,000,000        0.9
Telecommunication
  Services..................    19,769,225        6.1
Utilities...................    11,560,270        3.6
                               -----------    ---------
                               325,716,519      100.1
Liabilities in Excess of
  Cash and Other Assets.....      (345,994)      (0.1)
                               -----------    ---------
Net Assets..................  $325,370,525      100.0%
                               ===========    =========


------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY VP SERIES FUND, INC.


CASH MANAGEMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (amortized cost $325,716,519)..........   $325,716,519
Cash.....................................        247,653
Interest receivable......................        889,965
                                            ------------
        Total assets.....................    326,854,137
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         64,125
  Administrator..........................         51,300
  Custodian..............................          9,115
  Directors..............................            284
Accrued expenses.........................         91,515
Dividend payable.........................      1,267,273
                                            ------------
        Total liabilities................      1,483,612
                                            ------------
Net assets applicable to outstanding
  shares.................................   $325,370,525
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 600 million shares authorized...   $  3,253,727
Additional paid-in capital...............    322,116,811
Accumulated net realized loss on
  investments............................            (13)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $325,370,525
                                            ============
Shares of capital stock outstanding......    325,372,662
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  6,765,626
                                            ------------
Expenses:
  Advisory...............................        336,172
  Administration.........................        268,938
  Shareholder communication..............         38,925
  Professional...........................         23,311
  Custodian..............................         13,293
  Directors..............................          6,052
  Miscellaneous..........................          7,449
                                            ------------
        Total expenses...................        694,140
                                            ------------
Net investment income....................      6,071,486
                                            ------------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments.........            (13)
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  6,071,473
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                  1999            1998
                                                              --------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   6,071,486   $   9,018,849
  Net realized gain (loss) on investments...................            (13)          2,765
                                                              -------------   -------------
  Net increase in net assets resulting from operations......      6,071,473       9,021,614
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................     (6,071,486)     (9,018,849)
  From net realized gain on investments.....................           (141)         (2,107)
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......     (6,071,627)     (9,020,956)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    424,605,548     485,909,046
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............      5,707,240       8,752,871
                                                              -------------   -------------
                                                                430,312,788     494,661,917
  Cost of shares redeemed...................................   (336,494,149)   (403,892,045)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................     93,818,639      90,769,872
                                                              -------------   -------------
Net increase in net assets..................................     93,818,485      90,770,530
NET ASSETS:
Beginning of period.........................................    231,552,040     140,781,510
                                                              -------------   -------------
End of period...............................................  $ 325,370,525   $ 231,552,040
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                               SIX MONTHS
                                 ENDED
                                JUNE 30,                                 YEAR ENDED DECEMBER 31
                                 1999*              1998           1997           1996           1995           1994
                              ------------------------------------------------------------------------------------------
Net asset value at beginning
  of period.................  $       1.00      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                              ------------      ------------   ------------   ------------   ------------   ------------
Net investment income.......          0.02              0.05           0.05           0.05           0.05           0.04
                              ------------      ------------   ------------   ------------   ------------   ------------
Less dividends:
  From net investment
    income..................         (0.02)            (0.05)         (0.05)         (0.05)         (0.05)         (0.04)
                              ------------      ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period....................  $       1.00      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                              ============      ============   ============   ============   ============   ============
Total investment return.....          2.26%(a)          5.18%          5.25%          4.95%          5.59%          3.82%
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income.....          4.52%+            5.05%          5.13%          4.92%          5.44%          3.97%
  Net expenses..............          0.52%+            0.54%          0.54%          0.62%          0.62%          0.62%
  Expenses (before
    reimbursement)..........          0.52%+            0.54%          0.54%          0.64%          0.94%          0.89%
Net assets at end of period
  (in 000's)................  $    325,371      $    231,552   $    140,782   $    118,347   $     87,839   $     71,116

------------
(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1999 (Unaudited)


LONG-TERM BONDS (96.0%)+
CORPORATE BONDS (51.8%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AIRPORT TRANSPORTATION (1.7%)
Delta Airlines, Inc.
 6.65%, due 3/15/04..............  $ 5,000,000   $  4,918,750
                                                 ------------
BANKS (4.9%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000      4,150,000
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      4,556,250
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000      1,051,250
Popular Inc.
 6.20%, due 4/30/01..............    5,000,000      4,956,250
                                                 ------------
                                                   14,713,750
                                                 ------------
CHEMICALS (1.0%)
Praxair, Inc.
 6.15%, due 4/15/03..............    3,000,000      2,947,500
                                                 ------------
CONTAINERS (1.6%)
Owens-Illinois, Inc.
 7.80%, due 5/15/18..............    5,000,000      4,625,000
                                                 ------------
ELECTRIC POWER COMPANIES (1.7%)
Niagara Mohawk Power Corp.
 7.125%, due 7/1/01..............    5,000,000      5,018,750
                                                 ------------
ELECTRIC UTILITIES (3.4%)
Cleveland Electric Illuminating
 Co.
 7.88%, due 11/1/17..............    5,000,000      5,081,250
Commonwealth Edison Co.
 6.95%, due 7/15/18..............    5,000,000      4,787,500
                                                 ------------
                                                    9,868,750
                                                 ------------
ELECTRONICS/ELECTRIC (3.0%)
Raytheon Co.
 5.95%, due 3/15/01..............    5,000,000      4,981,250
 6.75%, due 3/15/18..............    4,000,000      3,775,000
                                                 ------------
                                                    8,756,250
                                                 ------------
FINANCE (13.6%)
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000      4,993,750
CIT Group Inc.
 6.50%, due 6/14/02..............    3,000,000      3,003,750
Ford Motor Credit Corp.
 5.80%, due 1/12/09..............    5,000,000      4,568,750
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000      5,955,000
Household Finance Corp.
 6.50%, due 11/15/08.............    5,000,000      4,768,750
John Deere Capital Corp.
 5.35%, due 10/23/01.............    5,000,000      4,893,750

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------

FINANCE (Continued)
Norwest Financial, Inc.
 6.85%, due 7/15/09..............  $ 7,000,000   $  6,938,750
Providian National Bank
 6.75%, due 3/15/02..............    5,000,000      4,975,000
                                                 ------------
                                                   40,097,500
                                                 ------------
MEDIA (1.6%)
News America Inc.
 7.125%, due 4/8/28..............    5,000,000      4,556,250
                                                 ------------
OIL & GAS (3.0%)
Conoco, Inc.
 6.95%, due 4/15/29..............    5,000,000      4,687,500
Oryx Energy Co.
 9.50%, due 11/1/99 (a)..........    4,235,000      4,272,056
                                                 ------------
                                                    8,959,556
                                                 ------------
PAPER/PRODUCTS (1.6%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000      4,640,625
                                                 ------------
POLLUTION CONTROL (1.4%)
USA Waste Services, Inc.
 7.00%, due 10/1/04..............    4,000,000      4,025,000
                                                 ------------
RAILROADS (4.1%)
CSX Corp.
 7.05%, due 5/1/02...............    7,000,000      7,087,500
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    5,000,000      5,193,750
                                                 ------------
                                                   12,281,250
                                                 ------------
RETAIL STORES (2.4%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000      2,037,500
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00...............    5,000,000      5,037,500
                                                 ------------
                                                    7,075,000
                                                 ------------
RETAIL -- FOOD (1.7%)
Kroger Co.
 7.70%, due 6/1/29...............    5,000,000      4,962,500
                                                 ------------
TELECOMMUNICATIONS (3.5%)
Sprint Capital Corp.
 6.875%, due 11/15/28............    6,000,000      5,482,500
Worldcom, Inc.
 6.40%, due 8/15/05..............    5,000,000      4,881,250
                                                 ------------
                                                   10,363,750
                                                 ------------
WHOLESALE--FOOD (1.6%)
Pepsi Bottling Group, Inc.
 7.00%, due 3/1/29...............    5,000,000      4,693,750
                                                 ------------
Total Corporate Bonds
 (Cost $156,621,334).............                 152,503,931
                                                 ------------


------------
+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

U.S. GOVERNMENT &
FEDERAL AGENCIES (42.5%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FEDERAL HOME LOAN BANK (1.7%)
 5.625%, due 3/19/01.............  $ 5,000,000   $  4,991,000
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (7.2%)
 5.125%, due 2/13/04.............   15,000,000     14,372,400
 5.91%, due 8/25/03..............    7,000,000      6,913,480
                                                 ------------
                                                   21,285,880
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (18.0%)
 6.00%, due 2/1/14-12/1/27.......    8,313,114      7,934,803
 6.50%, due 6/1/09-1/1/28........   18,975,348     18,417,517
 7.00%, due 2/1/27-1/1/28........   16,370,954     16,186,781
 7.50%, due 7/1/28...............    5,036,608      5,088,536
 8.00%, due 5/1/25...............    5,112,838      5,242,244
                                                 ------------
                                                   52,869,881
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I
 (MORTGAGE PASS-THROUGH
 SECURITY) (0.7%)
 9.00%, due 4/15/26..............    2,051,641      2,178,576
                                                 ------------
UNITED STATES TREASURY
 BONDS (3.9%)
 5.25%, due 11/15/28.............    8,000,000      7,091,280
 7.125%, due 2/15/23.............    4,000,000      4,431,520
                                                 ------------
                                                   11,522,800
                                                 ------------
UNITED STATES TREASURY
 NOTES (11.0%)
 5.50%, due 3/31/03..............    7,000,000      6,838,090
 5.875%, due 11/15/05............    5,000,000      5,000,000
 6.125%, due 8/15/07.............    5,000,000      5,052,150
 6.50%, due 8/15/05..............   15,000,000     15,422,850
                                                 ------------
                                                   32,313,090
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $126,727,861).............                 125,161,227
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
YANKEE BONDS (1.7%)
CRUDE PETROLEUM &
 NATURAL GAS (1.7%)
Gulf Canada Resources Ltd.
 9.00%, due 8/15/99 (a)..........    5,000,000      5,012,500
                                                 ------------
Total Yankee Bonds
 (Cost $5,011,404)...............                   5,012,500
                                                 ------------
Total Long-Term Bonds
 (Cost $288,360,599).............                 282,677,658
                                                 ------------
SHORT-TERM
INVESTMENTS (2.5%)

COMMERCIAL PAPER (2.5%)
Allergan, Inc.
 5.20%, due 7/13/99..............  $ 1,100,000   $  1,098,093
Associates Corp. of North America
 4.708%, due on demand (b).......    2,597,000      2,597,000
General Electric Capital Corp.
 5.70%, due 7/1/99...............    3,511,000      3,511,000
                                                 ------------
Total Short-Term Investments
 (Cost $7,206,093)...............                   7,206,093
                                                 ------------
Total Investments
 (Cost $295,566,692) (c).........         98.5%   289,883,751(d)
Cash and Other Assets,
 Less Liabilities................          1.5      4,273,653
                                    ----------    -----------
Net Assets.......................        100.0%  $294,157,404
                                    ==========     ==========

------------
(a)  Long-term security maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at June 30, 1999.
(c)  The cost for Federal income tax purposes is $295,667,597.
(d) At June 30, 1999 net unrealized depreciation was $5,783,846, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $940,795 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,724,641.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $295,566,692).........   $289,883,751
Cash.....................................          2,722
Receivables:
  Interest...............................      4,577,882
  Investment securities sold.............      3,350,000
  Fund shares sold.......................        202,500
                                            ------------
        Total assets.....................    298,016,855
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      3,510,444
  Fund shares redeemed...................        143,781
  Shareholder communication..............         67,070
  Adviser................................         60,149
  Administrator..........................         48,120
  Directors..............................            164
Accrued expenses.........................         29,723
                                            ------------
        Total liabilities................      3,859,451
                                            ------------
Net assets applicable to outstanding
  shares.................................   $294,157,404
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    226,658
Additional paid-in capital...............    292,166,538
Accumulated undistributed net investment
  income.................................      8,206,612
Accumulated net realized loss on
  investments............................       (759,463)
Net unrealized depreciation on
  investments............................     (5,682,941)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $294,157,404
                                            ============
Shares of capital stock outstanding......     22,665,778
                                            ============
Net asset value per share outstanding....   $      12.98
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  8,960,244
                                            ------------
Expenses:
  Advisory...............................        361,835
  Administration.........................        289,468
  Shareholder communication..............         32,288
  Professional...........................         27,863
  Directors..............................          6,619
  Portfolio pricing......................          3,392
  Miscellaneous..........................          6,941
                                            ------------
        Total expenses...................        728,406
                                            ------------
Net investment income....................      8,231,838
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
Net realized loss on investments.........       (759,463)
Net change in unrealized appreciation on
  investments............................    (13,075,119)
                                            ------------
Net realized and unrealized loss on
  investments............................    (13,834,582)
                                            ------------
Net decrease in net assets resulting from
  operations.............................   $ (5,602,744)
                                            ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  8,231,838   $ 14,515,227
  Net realized gain (loss) on investments...................      (759,463)     6,948,226
  Net change in unrealized appreciation on investments......   (13,075,119)        19,352
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (5,602,744)    21,482,805
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................       (32,869)   (14,391,518)
  From net realized gain on investments.....................            --     (7,064,292)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......       (32,869)   (21,455,810)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    42,271,979     63,383,438
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............        32,869     21,455,810
                                                              ------------   ------------
                                                                42,304,848     84,839,248
  Cost of shares redeemed...................................   (19,904,062)   (36,423,049)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    22,400,786     48,416,199
                                                              ------------   ------------
Net increase in net assets..................................    16,765,173     48,443,194
NET ASSETS:
Beginning of period.........................................   277,392,231    228,949,037
                                                              ------------   ------------
End of period...............................................  $294,157,404   $277,392,231
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  8,206,612   $      7,643
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                                YEAR ENDED DECEMBER 31
                                  1999*             1998           1997           1996           1995           1994
                               -----------------------------------------------------------------------------------------
Net asset value at beginning
  of period..................  $      13.23     $      13.14   $      12.83   $      13.42   $      12.09   $      13.43
                               ------------     ------------   ------------   ------------   ------------   ------------
Net investment income........          0.36             0.74           0.88           0.87           0.88           0.88
Net realized and unrealized
  gain (loss) on
  investments................         (0.60)            0.46           0.35          (0.59)          1.33          (1.34)
                               ------------     ------------   ------------   ------------   ------------   ------------
Total from investment
  operations.................         (0.24)            1.20           1.23           0.28           2.21          (0.46)
                               ------------     ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income...................         (0.01)           (0.74)         (0.88)         (0.87)         (0.88)         (0.88)
  From net realized gain
    on investments...........            --            (0.37)         (0.04)            --             --             --
                               ------------     ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions..............         (0.01)           (1.11)         (0.92)         (0.87)         (0.88)         (0.88)
                               ------------     ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period.....................  $      12.98     $      13.23   $      13.14   $      12.83   $      13.42   $      12.09
                               ============     ============   ============   ============   ============   ============
Total investment return......         (1.88%)(a)        9.12%          9.65%          2.05%         18.31%         (3.39%)
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income......          5.69%+           5.86%          6.42%          6.31%          6.55%          6.53%
  Net expenses...............          0.50%+           0.52%          0.50%          0.58%          0.62%          0.62%
  Expenses (before
    reimbursement)...........          0.50%+           0.52%          0.50%          0.58%          0.91%          0.67%
Portfolio turnover rate......           129%             206%           187%           103%            81%            88%
Net assets at end of period
  (in 000's).................  $    294,157     $    277,392   $    228,949   $    226,375   $    235,030   $    206,686

------------
(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30,1999 (Unaudited)


COMMON STOCKS (96.9%)+
                                    SHARES          VALUE
                                  ----------------------------
ALUMINUM (1.1%)
Alcoa Inc.......................      200,000   $   12,375,000
                                                --------------
BANKS--MAJOR REGIONAL (2.8%)
Bank of New York Co., Inc.
 (The)..........................      300,000       11,006,250
Mellon Bank Corp................      286,000       10,403,250
U.S. Bancorp....................      310,000       10,540,000
                                                --------------
                                                    31,949,500
                                                --------------
BANKS--MONEY CENTER (1.0%)
Bank of America Corp............      160,000       11,730,000
                                                --------------
BEVERAGES--ALCOHOLIC (1.0%)
Anheuser-Busch Cos., Inc........      160,000       11,350,000
                                                --------------
BEVERAGES--SOFT DRINKS (0.4%)
Pepsi Bottling Group Inc........      190,000        4,381,875
                                                --------------
BROADCAST/MEDIA (6.4%)
Capstar Broadcasting Corp. Class
 A (a)..........................      382,600       10,473,675
Clear Channel Communications,
 Inc. (a).......................      150,000       10,340,625
Comcast Corp. Special Class A...      450,000       17,296,875
MediaOne Group Inc. (a).........      230,000       17,106,250
News Corp. Ltd. (The) ADR (b)...      310,000       10,946,875
USA Networks, Inc. (a)..........      147,000        5,898,375
                                                --------------
                                                    72,062,675
                                                --------------
CHEMICALS (0.6%)
IMC Global Inc..................      300,000        5,287,500
Praxair Inc.....................       27,000        1,321,313
                                                --------------
                                                     6,608,813
                                                --------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS
 (7.9%)
ADC Telecommunications, Inc.
 (a)............................      280,000       12,757,500
Cisco Systems, Inc. (a).........      220,000       14,148,750
Lucent Technologies Inc. .......      231,000       15,578,063
Nokia Corp. ADR (b).............      200,000       18,312,500
Nortel Networks Corp. ..........      180,000       15,626,250
Tellabs, Inc. (a)...............      200,000       13,512,500
                                                --------------
                                                    89,935,563
                                                --------------
COMPUTER SOFTWARE & SERVICES
 (4.0%)
America Online Inc. (a).........      110,000       12,155,000
Ceridian Corp. (a)..............      280,000        9,152,500
Microsoft Corp. (a).............      150,000       13,528,125
SunGard Data Systems Inc. (a)...      300,000       10,350,000
                                                --------------
                                                    45,185,625
                                                --------------
COMPUTER SYSTEMS (4.4%)
Comdisco Inc. ..................      550,000   $   14,093,750
EMC Corp. (a)...................      180,000        9,900,000
Hewlett-Packard Co. ............      120,000       12,060,000
Sun Microsystems, Inc. (a)......      200,000       13,775,000
                                                --------------
                                                    49,828,750
                                                --------------
CONTAINERS--PAPER (0.9%)
Smurfit-Stone Container Corp.
 (a)............................      500,000       10,281,250
                                                --------------
ELECTRIC POWER COMPANIES (0.5%)
Duke Energy Corp................      100,000        5,437,500
                                                --------------
ELECTRICAL EQUIPMENT (2.9%)
Emerson Electric Co.............      170,000       10,688,750
General Electric Co.............      200,000       22,600,000
                                                --------------
                                                    33,288,750
                                                --------------
ELECTRONICS--SEMICONDUCTORS
 (3.9%)
Applied Materials, Inc. (a).....      160,000       11,820,000
Motorola, Inc...................      110,000       10,422,500
Texas Instruments Inc. .........      110,000       15,950,000
Vitesse Semiconductor Corp.
 (a)............................       90,000        6,069,375
                                                --------------
                                                    44,261,875
                                                --------------
ENTERTAINMENT (1.3%)
Time Warner Inc.................      200,000       14,400,000
                                                --------------
FINANCIAL--MISCELLANEOUS (5.1%)
American Express Co. ...........       90,000       11,711,250
American General Corp. .........      120,000        9,045,000
Associates First Capital Corp.
 Class A........................      260,000       11,521,250
Citigroup Inc. .................      300,000       14,250,000
Freddie Mac.....................      200,000       11,600,000
                                                --------------
                                                    58,127,500
                                                --------------
FOOD & HEALTH CARE DISTRIBUTORS
 (1.7%)
Cardinal Health, Inc. ..........      135,000        8,656,875
SYSCO Corp......................      360,000       10,732,500
                                                --------------
                                                    19,389,375
                                                --------------
HEALTH CARE--DIVERSIFIED (4.8%)
Abbott Laboratories.............      225,000       10,237,500
American Home Products Corp. ...      200,000       11,500,000
Bristol-Myers Squibb Co. .......      190,000       13,383,125
Johnson & Johnson...............      120,000       11,760,000
Warner-Lambert Co...............      112,250        7,787,344
                                                --------------
                                                    54,667,969
                                                --------------


------------
+ Percentages indicated are based on Portfolio net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1999 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ----------------------------
HEALTH CARE--DRUGS (3.7%)
Glaxo Wellcome PLC ADR (b)......      150,000   $    8,493,750
Lilly (Eli) & Co. ..............      160,000       11,460,000
Pharmacia & Upjohn, Inc. .......      200,000       11,362,500
SmithKline Beecham PLC ADR (b)..      157,300       10,391,631
                                                --------------
                                                    41,707,881
                                                --------------
HEALTH CARE--MEDICAL PRODUCTS
 (1.0%)
Biomet, Inc.....................      150,000        5,962,500
Genzyme Corp.-- General Division
 (a)............................      100,000        4,850,000
Genzyme Surgical Products (a)...       35,802          157,754
                                                --------------
                                                    10,970,254
                                                --------------
HEAVY DUTY TRUCKS & PARTS (1.5%)
Eaton Corp......................      180,000       16,560,000
                                                --------------
INSURANCE BROKERS (0.9%)
Marsh & McLennan Cos., Inc......      135,000       10,192,500
                                                --------------
INSURANCE--LIFE (0.9%)
Provident Cos., Inc.............      260,000       10,400,000
                                                --------------
INSURANCE--MULTI-LINE (1.0%)
American International Group,
 Inc............................       95,800       11,214,587
                                                --------------
INSURANCE--PROPERTY & CASUALTY
 (0.8%)
Allstate Corp. (The)............      250,000        8,968,750
                                                --------------
INTERNET SOFTWARE & SERVICES
 (0.1%)
Rhythms NetConnections Inc.
 (a)............................       23,500        1,371,812
                                                --------------
MACHINERY--DIVERSIFIED (0.5%)
Ingersoll-Rand Co...............       91,000        5,880,875
                                                --------------
MANUFACTURING--DIVERSIFIED
 (2.7%)
AlliedSignal Inc................      260,000       16,380,000
Tyco International Ltd..........      150,000       14,212,500
                                                --------------
                                                    30,592,500
                                                --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (2.0%)
Coastal Corp. (The).............      280,000       11,200,000
Enron Corp......................      135,000       11,036,250
                                                --------------
                                                    22,236,250
                                                --------------
OFFICE EQUIPMENT & SUPPLIES
 (0.9%)
Xerox Corp......................      180,000       10,631,250
                                                --------------
OIL & GAS DRILLING (0.5%)
Transocean Offshore Inc.........      200,000        5,250,000
                                                --------------

                                    SHARES          VALUE
                                  ----------------------------

OIL & GAS--EQUIPMENT & SERVICES
 (1.6%)
Halliburton Co..................      200,000   $    9,050,000
Schlumberger Ltd................      150,000        9,553,125
                                                --------------
                                                    18,603,125
                                                --------------
OIL--INTEGRATED DOMESTIC (0.7%)
USX-Marathon Group..............      250,000        8,140,625
                                                --------------
OIL--INTEGRATED INTERNATIONAL
 (2.3%)
BP Amoco PLC ADR (b)............       65,791        7,138,323
Conoco Inc. Class A.............      200,000        5,575,000
Mobil Corp......................      140,000       13,860,000
                                                --------------
                                                    26,573,323
                                                --------------
PAPER & FOREST PRODUCTS (1.1%)
Boise Cascade Corp..............      275,000       11,825,000
                                                --------------
PUBLISHING (1.0%)
McGraw-Hill Cos., Inc. (The)....      214,000       11,542,625
                                                --------------
RAILROADS (1.0%)
Union Pacific Corp..............      185,000       10,787,812
                                                --------------
REAL ESTATE INVESTMENT/
 MANAGEMENT (1.1%)
Chelsea GCA Realty, Inc.........       96,300        3,575,138
First Industrial Realty Trust,
 Inc............................      175,000        4,801,562
Liberty Property Trust..........      166,500        4,141,687
                                                --------------
                                                    12,518,387
                                                --------------
RETAIL STORES--DEPARTMENT (1.3%)
Federated Department Stores,
 Inc. (a).......................      275,000       14,557,813
                                                --------------
RETAIL STORES--FOOD (2.4%)
Kroger Co. (The) (a)............      540,000       15,086,250
Safeway Inc. (a)................      220,000       10,890,000
Smart & Final Inc...............      163,000        1,711,500
                                                --------------
                                                    27,687,750
                                                --------------
RETAIL STORES--GENERAL
 MERCHANDISE (1.3%)
Wal-Mart Stores, Inc............      300,000       14,475,000
                                                --------------

RETAIL STORES--SPECIALTY (1.9%)
Costco Cos., Inc. (a)...........      175,000       14,010,938
CVS Corp........................      148,000        7,566,500
                                                --------------
                                                    21,577,438
                                                --------------
SPECIALIZED SERVICES (3.5%)
Acxiom Corp. (a)................      200,000        4,987,500
Cendant Corp. (a)...............      560,000       11,480,000
Fiserv, Inc. (a)................      250,000        7,828,125
ServiceMaster Co. (The).........      400,000        7,500,000
Young & Rubicam Inc. (a)........      175,000        7,951,563
                                                --------------
                                                    39,747,188
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ------------------------
TELECOMMUNICATIONS--LONG
 DISTANCE (6.3%)
Allegiance Telecom Inc. (a).....      126,000   $    6,914,250
AT&T Corp.......................      200,000       11,162,500
Global Crossing Ltd. (a)........      163,744        6,969,354
MCI WorldCom, Inc. (a)..........      160,000       13,800,000
Qwest Communications
 International Inc. (a).........      300,000        9,918,750
Sprint Corp. (FON Group)........      250,000       13,203,125
Sprint Corp. (PCS Group) (a)....       55,000        3,141,875
Time Warner Telecom Inc. Class A
 (a)............................       22,500          652,500
WinStar Communications, Inc.
 (a)............................      125,000        6,093,750
                                                --------------
                                                    71,856,104
                                                --------------
TELEPHONE (3.6%)
ALLTEL Corp.....................      175,000       12,512,500
Ameritech Corp..................      206,000       15,141,000
Bell Atlantic Corp..............      200,000       13,075,000
                                                --------------
                                                    40,728,500
                                                --------------
WASTE DISPOSAL (0.6%)
Republic Services, Inc. Class A
 (a)............................      273,500        6,769,125
                                                --------------

Total Common Stocks (Cost
 $762,414,402)..................                 1,098,628,494
                                                --------------

SHORT-TERM INVESTMENTS (3.5%)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                  ----------------------------
COMMERCIAL PAPER (3.5%)
Associates Corp. of North
 America
 4.71%, due on demand (c).......  $16,100,000   $   16,100,000
CIBA Specialty Chemical Corp.
 5.45%, due 7/1/99..............   21,390,000       21,390,000
General Electric Capital Corp.
 5.70%, due 7/1/99..............    2,539,000        2,539,000
                                                --------------
Total Short-Term Investments
 (Cost $40,029,000).............                    40,029,000
                                                --------------
Total Investments
 (Cost $802,443,402) (d)........        100.4%   1,138,657,494(e)
Liabilities In Excess of
 Cash and Other Assets..........         (0.4)      (4,136,550)
                                   ----------      -----------
Net Assets......................        100.0%  $1,134,520,944
                                   ==========      ===========

------------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  Adjustable rate. Rate shown is the rate in effect at June 30, 1999.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1999 net unrealized appreciation was $336,214,092, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $344,772,664 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,558,572.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1999 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $802,443,402).......   $1,138,657,494
Cash...................................        2,276,104
Receivables:
  Investment securities sold...........       11,538,743
  Dividends and interest...............          916,488
  Fund shares sold.....................          370,046
                                          --------------
        Total assets...................    1,153,758,875
                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased......       18,039,172
  Fund shares redeemed.................          477,677
  Shareholder communication............          264,713
  Adviser..............................          226,190
  Administrator........................          180,952
  Directors............................              734
Accrued expenses.......................           48,493
                                          --------------
        Total liabilities..............       19,237,931
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,134,520,944
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares
  authorized...........................   $      425,678
Additional paid-in capital.............      724,058,834
Accumulated undistributed net
  investment income....................        3,460,263
Accumulated undistributed net realized
  gain on investments..................       70,362,077
Net unrealized appreciation on
  investments..........................      336,214,092
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,134,520,944
                                          ==============
Shares of capital stock outstanding....       42,567,825
                                          ==============
Net asset value per share
  outstanding..........................   $        26.65
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $    4,689,834
  Interest.............................        1,355,711
                                          --------------
        Total income...................        6,045,545
                                          --------------
Expenses:
  Advisory.............................        1,302,510
  Administration.......................        1,042,008
  Shareholder communication............          142,896
  Professional.........................           50,916
  Directors............................           23,460
  Miscellaneous........................           23,492
                                          --------------
        Total expenses.................        2,585,282
                                          --------------
Net investment income..................        3,460,263
                                          --------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.......       70,362,077
Net change in unrealized appreciation
  on investments.......................       52,901,461
                                          --------------
Net realized and unrealized gain on
  investments..........................      123,263,538
                                          --------------
Net increase in net assets resulting
  from operations......................   $  126,723,801
                                          ==============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $35,451.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (Unaudited) and the year ended December 31, 1998

                                                                    1999             1998
                                                              --------------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $      3,460,263   $   7,259,332
  Net realized gain on investments..........................        70,362,077      73,678,921
  Net change in unrealized appreciation on investments......        52,901,461     123,768,075
                                                              ----------------   -------------
  Net increase in net assets resulting from operations......       126,723,801     204,706,328
                                                              ----------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................                --      (7,247,513)
  From net realized gain on investments.....................                --     (73,678,921)
                                                              ----------------   -------------
    Total dividends and distributions to shareholders.......                --     (80,926,434)
                                                              ----------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................        92,717,744     121,819,072
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............                --      80,926,434
                                                              ----------------   -------------
                                                                    92,717,744     202,745,506
  Cost of shares redeemed...................................       (81,657,041)    (88,843,247)
                                                              ----------------   -------------
  Increase in net assets derived from capital share
    transactions............................................        11,060,703     113,902,259
                                                              ----------------   -------------
Net increase in net assets..................................       137,784,504     237,682,153
NET ASSETS:
Beginning of period.........................................       996,736,440     759,054,287
                                                              ----------------   -------------
End of period...............................................  $  1,134,520,944   $ 996,736,440
                                                              ================   =============
Accumulated undistributed net investment income at end of
  period....................................................  $      3,460,263   $          --
                                                              ================   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                           SIX MONTHS
                              ENDED
                            JUNE 30,                                   YEAR ENDED DECEMBER 31
                              1999*             1998            1997            1996            1995            1994
                           ----------------------------------------------------------------------------------------------
Net asset value at
  beginning of period....  $    23.62       $       20.31   $       18.63   $       17.22   $       14.69   $       15.64
                           -----------      -------------   -------------   -------------   -------------   -------------
Net investment income....        0.08                0.19            0.16            0.18            0.22            0.22
Net realized and
  unrealized gain (loss)
  on investments.........        2.95                5.21            4.74            4.06            4.06           (0.03)
                           -----------      -------------   -------------   -------------   -------------   -------------
Total from investment
  operations.............        3.03                5.40            4.90            4.24            4.28            0.19
                           -----------      -------------   -------------   -------------   -------------   -------------
Less dividends and
  distributions:
  From net investment
    income...............          --               (0.19)          (0.16)          (0.18)          (0.22)          (0.22)
  From net realized gain
    on investments.......          --               (1.90)          (3.06)          (2.65)          (1.53)          (0.92)
                           -----------      -------------   -------------   -------------   -------------   -------------
Total dividends and
  distributions..........          --               (2.09)          (3.22)          (2.83)          (1.75)          (1.14)
                           -----------      -------------   -------------   -------------   -------------   -------------
Net asset value at end of
  period.................  $    26.65       $       23.62   $       20.31   $       18.63   $       17.22   $       14.69
                           ===========      =============   =============   =============   =============   =============
Total investment
  return.................       12.86%(a)           26.59%          26.75%          24.50%          29.16%           1.20%
Ratios (to average net
  assets)/
  Supplemental Data:
  Net investment
    income...............        0.66%+              0.84%           0.80%           0.98%           1.29%           1.41%
  Net expenses...........        0.50%+              0.51%           0.50%           0.58%           0.62%           0.62%
  Expenses (before
    reimbursement).......        0.50%+              0.51%           0.50%           0.58%           0.91%           0.65%
Portfolio turnover
  rate...................          32%                 69%            103%            104%            104%            108%
Net assets at end of
  period (in 000's)......  $1,134,521       $     996,736   $     759,054   $     564,685   $     427,507   $     330,161

------------
(a)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Fund are as follows:

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to preserve the value of your investment of $1.00 per share, an investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the

                                                   MAINSTAY VP SERIES FUND, INC.

National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (D)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (E)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                                      (F)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (G)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. As of May 1, 1999, Madison Square Advisors, Inc. ("Madison Square Advisors") acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement. Madison Square Advisors is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect subsidiary of New York Life. Prior to May 1, 1999, New York Life acted as investment adviser to the Bond and Growth Equity Portfolios and was replaced by Madison Square Advisors under a Substitution Agreement. The substitution had no effect on investment personnel, investment strategies or fees of the Portfolios.

NYLIAC is Administrator for the Fund.

The Fund, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Cash Management Portfolio...................................    0.25%        0.20%
Bond Portfolio..............................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life are charged to the Portfolios. For the six months ended June 30, 1999, these fees in the following amounts, were included in Professional fees shown on the Statement of Operations:

Cash Management Portfolio...................................   $ 5,022
Bond Portfolio..............................................     5,611
Growth Equity Portfolio.....................................    19,846

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

Cash Management utilized $460 of capital loss carryforwards during the year ended December 31, 1998.

--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------

Bond and Growth Equity Portfolios maintain a line of credit of $375,000,000 with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Portfolios pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit at June 30, 1999.
--------------------------------------------------------------------------------
NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six month period ended June 30, 1999, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                GROWTH EQUITY
                                                                    PORTFOLIO               PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES     SALES
                                                              --------------------------------------------
U.S. Government Securities..................................  $198,109    $175,782    $     --    $     --
All others..................................................   206,095     195,542     372,289     315,680
                                                               --------------------------------------------
Total.......................................................  $404,204    $371,324    $372,289    $315,680
                                                               ============================================

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the six month period ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                                         CASH MANAGEMENT            BOND              GROWTH EQUITY
                                                            PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                         1999       1998       1999       1998       1999       1998
                                                       ------------------------------------------------------------
Shares sold..........................................   424,608    485,911     3,209      4,582      3,658      5,372
Shares issued in reinvestment of
  dividends and distributions........................     5,707      8,753         2      1,627         --      3,440
                                                       ------------------------------------------------------------
                                                        430,315    494,664     3,211      6,209      3,658      8,812
Shares redeemed......................................  (336,496)  (403,894)   (1,515)    (2,659)    (3,297)    (3,977)
                                                       ------------------------------------------------------------
Net increase.........................................    93,819     90,770     1,696      3,550        361      4,835
                                                       ============================================================

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                                       38

                                                   MAINSTAY VP SERIES FUND, INC.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                                                   MAINSTAY VP SERIES FUND, INC.

                            OFFICERS AND DIRECTORS*
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John Weisser, Director
                        Anthony W. Polis, Treasurer
                        Sara L. Badler, Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        Madison Square Advisors, Inc.

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

* As of June 30, 1999.

The financial information included herein is taken from the records of the Funds without examination by the Funds' independent accountants, who do not express an opinion thereon.

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